SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                            ------------------------

                            SCHEDULE  14A  INFORMATION
                    PROXY  STATEMENT  PURSUANT  TO  SECTION  14(a)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Filed  by  the  Registrant                      [X]
Filed  by  party  other  than  the  Registrant     [  ]

Check  the  appropriate  box:

[ ]    Preliminary  Proxy  Statement
[ ]    Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]    Definitive  Proxy  Statement
[ ]    Definitive  Additional  Materials
[ ]    Soliciting  Material  Pursuant  to  ss. 240.14a-11(c) or ss. 240.14a-12
                             ------------------------

                              CLAYTON  HOMES,  INC.
                (Name  of  Registrant  as  Specified  In  Its  Charter)

                            ------------------------

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1     Title  of  each  class  of  securities  to which transaction applies:
                       -----------------------------------
     2     Aggregate  number  of  securities  to  which  transaction  applies:
                       -----------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                       -----------------------------------
     4     Proposed  maximum  aggregate  value  of  transaction:
                       -----------------------------------
     5     Total  fee  paid:
                       -----------------------------------

[ ]      Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1     Amount  Previously  Paid:

                       -----------------------------------
     2     Form,  Schedule  or  Registration  Statement  No.:

                       -----------------------------------
     3     Filing  Party:

                       -----------------------------------
     4     Date  Filed:

                       -----------------------------------

                               CLAYTON  HOMES,  INC.
                                    BOX  15169
                           KNOXVILLE,  TENNESSEE  37901

                    NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS

TIME:                     10:30 a.m. EST, on Wednesday, November 1, 2000

PLACE:                    Clayton Homes Headquarters
                          5000 Clayton Road
                          Maryville, Tennessee  37804


ITEMS  OF  BUSINESS:      (1)  To elect eight directors.


                          (2)  To adopt amendments to the 1996 Outside
                               Directors Equity Plan.

                          (3)  To transact any other business properly
                               brought before the meeting.

WHO  CAN  VOTE:           You can vote if you were a stockholder of record on
                          August 30, 2000.

ANNUAL  REPORT:           A copy of our 2000 Annual Report is enclosed.

DATE  OF  MAILING:        This notice and the proxy statement are first being
                          mailed to stockholders on or about September 21, 2000.


                     By  Order  of  the  Board  of  Directors
                          Carl Koella, III,  Secretary

                              ABOUT  THE  MEETING

WHAT  AM  I  VOTING  ON?

You  will  be  voting  on  the  following:
1.     To  elect  eight  directors.
2.     To  adopt  amendments  to  the  1996  Outside  Directors  Equity  Plan.

WHO  IS  ENTITLED  TO  VOTE?

You may vote if you owned stock as of the close of business on August 30, 2000. Each share of common stock is entitled to one vote. As of August 30, 2000, we had 137,540,170 shares of common stock outstanding.

HOW  DO  I  VOTE  BEFORE  THE  MEETING?

You  have  two  voting  options:
1.     By  mail by completing, signing and returning the enclosed proxy card, or
2.     By  telephone  through  the  number  shown  on  your  proxy  card.

If you hold your shares in the name of a bank or broker, whether you can vote by telephone depends on their voting processes. Please follow the directions on your proxy card carefully.

CAN  I  VOTE  AT  THE  MEETING?

You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the mail or by telephone.

CAN  I  CHANGE  MY  MIND  AFTER  I  VOTE?

You may change your vote at any time before the polls close at the meeting. However, you may only do this by (1) signing another proxy with a later date and returning it to the address on the proxy card before the meeting, (2) voting again by telephone before 10:30 a.m. on November 1, 2000, or (3) voting in person at the meeting.

WHAT  IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted "FOR" the election of the nominee directors.

HOW DO I VOTE IF I PARTICIPATE IN THE CLAYTON HOMES, INC. 401(K) RETIREMENT PLAN FOR CLAYTON HOMES, INC. TEAM MEMBERS?

Shares credited to your Clayton Homes, Inc. 401(k) Retirement Plan are on your proxy card. You may vote your shares by mail or by telephone as described on the enclosed proxy card. If you also own stock in your name or through a broker, you will receive another card for those shares.

HOW  DO  I  VOTE  IF I PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN?

The proxy card you have received includes your dividend reinvestment plan shares. You may vote your shares by mail, by telephone as described on the enclosed proxy card or at the meeting.

WHAT  DOES  IT  MEAN  IF  I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer and Trust Company and may be reached by phone at 1-800-937-5449.

HOW  CAN  I  ATTEND  THE  MEETING?

The annual meeting is open to all holders of Clayton Homes, Inc. common stock. For directions to the meeting, please call our Investor Relations department at 865-380-3000. We look forward to having you at the meeting!

MAY  STOCKHOLDERS  ASK QUESTIONS AT THE MEETING?

Yes. Representatives of the Company will answer stockholders' questions of general interest at the end of the meeting.

                              ABOUT  THE  MEETING

HOW  MANY  VOTES  MUST  BE  PRESENT  TO  HOLD  THE  MEETING?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail or telephone. In order for us to conduct the meeting, a majority of our outstanding shares of common stock as of August 30, 2000, must be present in person or by proxy at the meeting. This is referred to as a quorum.

HOW  MANY  VOTES  ARE  NEEDED  TO  ELECT  DIRECTORS?

The eight nominees receiving the highest number of "Yes" votes will be elected as directors. This number is called a plurality. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described above), or otherwise, will have no impact on the election of directors. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "FOR" the eight nominees for director.

HOW MANY VOTES ARE NEEDED TO ADOPT THE AMENDMENTS TO THE 1996 OUTSIDE DIRECTORS EQUITY PLAN?

The proposal must receive the "Yes" vote of a majority of our outstanding shares of common stock as of August 30, 2000. A properly executed proxy card marked "Abstain" with respect to this proposal will not be voted. Accordingly, abstentions will have the effect of a vote "Against" this proposal.

WILL  MY  SHARES  BE  VOTED  IF I DO NOT PROVIDE MY PROXY?

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the New York Stock Exchange rules to vote customers' unvoted shares, which are referred to as "broker non-votes," on certain "routine" matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At the meeting, shares represented by broker non-votes will be counted by the brokerage firm in the election of directors, but will not be counted on any other matters that are voted on because these other matters are not considered "routine" under the applicable rules. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the meeting and vote the shares yourself.

CAN  MY SHARES BE VOTED ON MATTERS OTHER THAN THOSE DESCRIBED IN THIS PROXY?

Yes. The Company has not received proper notice of, and is not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted in accordance with the discretion of the proxy holders.

ARE  DISSENTERS'  RIGHTS  APPLICABLE TO ANY OF THE PROPOSALS?

No,  dissenters'  rights  do  not  apply  to  any  of  the  proposals.

                              PROPOSAL  ONE:
              ELECTION  OF  DIRECTORS  AND DIRECTOR  BIOGRAPHIES

WHO  ARE  THIS  YEAR'S  NOMINEES?

JAMES  L.  CLAYTON,  66,  Director  since  1967
- Founder and Chairman of the Board of Clayton Homes, Inc. since its inception in 1967
-     Retired  as  Chief  Executive  Officer  of  Clayton  Homes,  Inc.  in 1999
-     Chairman  of  the  Board  of  BankFirst  Corporation
-     Member  of  the  Board  of:
      -     Dollar  General  Corporation
      -     Chateau  Communities,  Inc.

B.  JOE  CLAYTON,  64,  Director  since  1967
-     Chief Executive Officer of Clayton Automotive Group since its inception in
      1961
-     Member  of  the  Regional  Board  of  First  Tennessee  Bank

KEVIN  T.  CLAYTON,  37,  Director  since  1998
-     Chief  Executive  Officer  of  Clayton  Homes,  Inc.  since  1999
-     President  of  Clayton  Homes,  Inc.  since  1997
-     President  of  Clayton  Homes,  Inc.,  Financial  Services  from  1995
-     Other  Clayton  Homes,  Inc.  management  positions  from 1986 to 1995 (1)

DAN  W.  EVINS,  64,  Director  since  1991
- Co-founder, Chairman, Chief Executive Officer, and President of CBRL Group, Inc. since its inception in 1970

WILMA  H.  JORDAN,  52,  Director  since  1994
- Co-founder and Chief Executive Officer, The Jordan, Edmiston Group, Inc. since its inception in 1988

JOHN  J.  KALEC,  50,  Director  since  1998
- Executive Vice President and Chief Financial Officer, Internet Pictures Corp. since 1998
- Senior Vice President and Chief Financial Officer of Clayton Homes, Inc. from 1996 through 1998
- Senior Vice President and Managing Director of Finance and Accounting, Philips Consumer Electronics from 1992 to 1996

THOMAS  N.  MCADAMS,  47,  Director  since  1997
-     Partner,  Bernstein,  Stair  &  McAdams  LLP  since  1982
-     Member  of  the  Board  of  Rafferty's,  Inc.

C.  WARREN  NEEL,  63,  Director  since  1993
- Dean of the College of Business Administration of the University of Tennessee since 1977
-     Member  of  the  Board  of:
      -     O'Charley's,  Inc.
      -     Sak's,  Inc.
      -     BankFirst  Corporation
      -     American  Health  Corp,  Inc.
____________________________________________
(1)     Son  of  James  L.  Clayton  and  nephew  of  B.  Joe  Clayton.

WE  RECOMMEND  THAT  YOU  VOTE  FOR  THE ELECTION OF THE DIRECTORS LISTED ABOVE.


                         BOARD  OF  DIRECTORS INFORMATION

HOW  LONG  WILL  THIS  YEAR'S  NOMINEES  SERVE?

Each nominee will hold office until the 2001 annual meeting of stockholders and until their successors have been duly elected and qualified. All nominees are currently directors.

HOW  ARE  THE  DIRECTORS  COMPENSATED?

Each director not employed by the Company receives an annual retainer of $15,000; $2,000 for each Board meeting and $1,000 for each committee meeting attended; $500 for each telephonic meeting; reimbursement for travel expenses to meetings; and may receive options to purchase common stock.

HOW  OFTEN  DID  THE  BOARD  MEET  IN FISCAL 2000?

The Board of Directors met four times during the last fiscal year. Each of the directors attended at least 75% of the meetings of the Board.

WHAT  IS  THE  MAKEUP  OF  THE  BOARD  OF  DIRECTORS?

The Company's bylaws allow for a maximum of eight directors. In the event that a nominee is unable to serve, the person designated as proxyholder for the Company will vote for the remaining nominees and for such other person as the Board of Directors may nominate.

WHAT  ARE  THE  COMMITTEES  OF  THE  BOARD?

Our  Board  of  Directors  has  the  following  committees:

AUDIT:
------
Number  of  Meetings  in  Fiscal  Year  2000:
-     The  committee  held  two  meetings.
Members:
-     Dr.  Warren  Neel
-     John  J.  Kalec
-     Dan  W.  Evins
Responsibilities:
- Make annual recommendation to the Board of Directors regarding the selection of independent auditors
- Reviews with the independent auditors the plan and results of the auditing engagement
- Reviews the scope and results of internal systems of accounting and management control
-     Evaluates  the  independence  of  the  independent  auditors

COMPENSATION:
-------------
Number  of  Meetings  in  Fiscal  2000:
-     The  committee  held  two  meetings.
Members  (all  members  are  non-management  directors):
-     Dr.  Warren  Neel
-     Wilma  H.  Jordan
-     Thomas  N.  McAdams
Responsibilities:
- Reviews and recommends grants of stock awards pursuant to stock incentive plans
-     Reviews  and  recommends  compensation of Directors and executive officers
- Emphasizes the relationship between pay and performance by placing a significant portion of executive compensation at risk and subject to achievement of financial goals and other critical objectives

                               PROPOSAL  TWO:
                          ADOPT AMENDMENTS TO THE
                    1996 OUTSIDE DIRECTORS EQUITY PLAN

WHAT  AM  I  VOTING  ON?

A proposal to amend the 1996 Outside Directors Equity Plan (the Plan) to enhance Plan flexibility to attract and retain talented non-employee individuals to serve as directors. This flexibility will enable the Company to attract new outside directors and adopt compensation packages that are responsive to market trends, remain competitive and continue to associate the interests of the outside directors with the interests of the shareholders. The Plan was approved by our shareholders at our 1996 Annual Shareholders Meeting; it provides for grants of stock options to non-employee directors. The maximum number of shares available for grant, as adjusted for stock splits, is 390,625.

WHAT  ARE  THE  AMENDMENTS  ABOUT?

The amendments will delete certain restrictions no longer required by Section 16 of the Exchange Act and will give the Board authority to determine the size, timing and other terms of awards under the Plan. The amendments delete the shareholder approval requirement for future Plan changes. See Exhibit A.

WHAT  ARE  THE  TERMS  OF  THE  STOCK  OPTION  GRANTS  UNDER  THE  PLAN?

The Board will set the terms of stock options granted under the amended Plan. These include the exercise price, vesting schedule and expiration date. The option price may be paid in cash or common stock. Earlier, outside directors received 5,000 share options on election to the Board and, if company performance goals were met, 1,000 share options on re-election. Those options vested over five years, had a ten-year term and an exercise price equal to the fair market value of the common stock on the grant date. As of August 30, 2000, the total value of shares subject to options outstanding under the Plan was $1,530.

ARE  THERE  ANY  PENDING  AWARDS?

Yes. Three directors will receive options for 1,000 shares each, at an option price of $12.60, which will fully vest on November 12, 2002. A vote "FOR" proposal two includes the approval of these awards.

WE  RECOMMEND  THAT  YOU  VOTE  FOR  PROPOSAL  TWO.

                            EXECUTIVE  COMPENSATION

The following tables set forth the compensation earned by our Chief Executive Officer and other executive officers during the fiscal years 2000, 1999, and 1998:

                                COMPENSATION OF MANAGEMENT

                                     ANNUAL  COMPENSATION      LONG-TERM  COMPENSATION  AWARDS
                                     --------------------   ------------------------------------
                              FISCAL                           OPTIONS            OTHER ANNUAL
NAME AND POSITION              YEAR   SALARY     BONUS      (# OF SHARES)(1)     COMPENSATION (2)
                               ----  --------  --------     -----------------   -----------------
Kevin T. Clayton               2000  $260,000  $250,000            50,000             $7,531
   Chief Executive Officer     1999  $250,000  $758,000           107,500             $7,671
   And President               1998  $250,000  $750,000           130,000             $8,621

David M. Booth                 2000  $260,000  $250,000            50,000             $7,498
   Executive Vice President    1999  $250,000  $758,000           107,500             $9,996
   President, Retail           1998  $250,000  $750,000           130,000             $6,934

Richard D. Strachan            2000  $260,000  $225,000            50,000             $5,889
   Executive Vice President    1999  $250,000  $683,000           107,500             $7,205
   President, Manufacturing    1998  $225,000  $675,000           130,000             $5,572

Allen Morgan                   2000  $135,000  $ 15,000            15,000             $5,122
   Vice President and General  1999  $100,962  $ 19,615            12,500             $1,074
   Manager, Communities        1998  $    ---  $    ---               ---             $  ---

James L. Clayton               2000  $100,000  $150,000               ---             $5,064
   Chairman of the Board. . .  1999  $275,000  $833,000           120,000             $7,800
   Chief Legal Officer. . . .  1998  $275,000  $825,000            40,000             $9,507

(1)  Adjusted for applicable stock split.
(2) Represents Company contributions and reallocated forfeitures in the Company's 401(k) Plan, health, life and disability insurance premiums.

                                    OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                    NUMBER  OF                                                              ANNUAL RATES OF STOCK
                    SECURITIES    PERCENT OF TOTAL                                          PRICE APPRECIATION FOR
                    UNDERLYING   OPTIONS GRANTED TO       EXERCISE OR                      OPTION TERM (10 YEARS)*
                     OPTIONS         EMPLOYEES             BASE PRICE     EXPIRATION
NAME                 GRANTED       IN FISCAL YEAR          ($/SHARE)         DATE           5% ($)           10% ($)
-----------------------------------------------------------------------------------------------------------------------
Kevin T. Clayton      50,000            6.56%                $9.38          10/27/09       $182,808         $568,747
David M. Booth        50,000            6.56%                $9.38          10/27/09       $182,808         $568,747
Richard D. Strachan   50,000            6.56%                $9.38          10/27/09       $182,808         $568,747
Allen Morgan          15,000            1.97%                $9.38          10/27/09       $ 54,842         $170,624
James L. Clayton         ---             ---                   ---              ---             ---              ---
-----------------------------------------------------------------------------------------------------------------------

* All such options were granted on October 27, 1999. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on future performance of our stock. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, will exist at the time of any option exercise. We believe that placing a current value on outstanding options is highly speculative and may not represent the true benefit, if any, that may be realized by the grantee.

                         EXECUTIVE  COMPENSATION

                                 AGGREGATED OPTION EXERCISES IN THE LAST FISCAL
                                     YEAR AND FISCAL YEAR-END OPTION VALUES


                                                     NUMBER OF SECURITIES
                         SHARES                     UNDERLYING UNEXERCISED                  VALUE OF UNEXERCISED
                        ACQUIRED                     OPTIONS AT FISCAL                      IN-THE-MONEY OPTIONS
                          ON          VALUE               YEAR END                         AT FISCAL YEAR END (1)
                        EXERCISE     REALIZED
NAME                      (#)           ($)       EXERCISABLE      UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Kevin T. Clayton           ---          ---          136,959           317,813           $ 62,197           $---
David M. Booth             ---          ---          215,154           317,813           $100,721           $---
Richard D. Strachan        ---          ---           41,639           310,782           $  1,525           $---
Allen Morgan               ---          ---            2,500            25,000           $    ---           $---
James L. Clayton           ---          ---          155,056           165,391           $ 41,735           $---
--------------------------------------------------------------------------------------------------------------------

(1) Market value of underlying securities at June 30, 2000 minus exercise price.

                       COMPENSATION  COMMITTEE  REPORT

WHAT  IS  THE  PHILOSOPHY  OF  EXECUTIVE  COMPENSATION?

To structure and administer executive compensation in a way that individual compensation is largely dependent on the Company's performance. The compensation plan for executives incorporates three elements:
-     Annual  Base  Salary
-     Performance  based  annual  bonus
-     Long-term  stock  incentive  compensation
The variable components of the compensation programs are designed to attract and motivate results-oriented people to achieve higher levels of performance while focusing on the goals of the Company and its shareholders.

HOW  ARE  THE  BASE SALARY AMOUNTS DECIDED?

Company executives, including the Chief Executive Officer, receive base salaries, which are intended to support minimal managerial lifestyles.

HOW  ARE  STOCK  OPTIONS  GRANTED?

Stock options are granted to executive officers and other employees at the fair market value of the Common Stock on the date of grant and become vested over a specified period of employment. The number of shares granted is based upon the Company's performance based on the overall industry and economic environment, the achievement of EPS growth targets and individual performance in the previous year.

HOW  ARE  THE  BONUS  AMOUNTS  DECIDED?

The key components in determining bonus amounts include the financial performance of the Company based on the overall industry and economic environment, and the percentage increase in EPS over the prior year. Adjustments to the bonus program to reflect individual performance are made annually. The fact that a significant portion of the compensation paid to the Company's executive officers is based upon increases in EPS helps ensure that the Chief Executive Officer and other members of management are sensitized to the needs and desires of the stockholders.

                               STOCK  OWNERSHIP

These tables depict how much of the Company's common stock is owned by directors, executive officers and owners of more than 5% of the Company's common stock as of August 30, 2000:

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS


NAME OF                               NUMBER OF SHARES         RIGHT TO       PERCENT
BENEFICIAL OWNER                    BENEFICIALLY OWNED (1)     ACQUIRE (2)   OF CLASS
---------------------------------------------------------------------------------------
James L. Clayton (3)                    38,236,364            155,056         27.9%
B. Joe Clayton                             129,622             13,315           *
Kevin T. Clayton (4)                       700,406            136,959           *
Dan W. Evins                                69,520             60,996           *
Wilma H. Jordan                             13,882             27,661           *
John J. Kalec                                1,256              1,250           *
Thomas N. McAdams                            3,481              2,750           *
C. Warren Neel                               4,587             36,204           *
David M. Booth                              16,405            215,154           *
Richard D. Strachan                          3,920             41,639           *
Allen Morgan                                   474              2,500           *
All Directors and Executive
Officers as a Group (13 persons)        39,182,479            706,548         29.0%
---------------------------------------------------------------------------------------

*Less  than  1%
(1) These amounts include shares for which the named person has sole voting and investment power or shares such powers with his or her spouse. They also include shares credited to the named person's account under the 401(k) Plan, in the following amounts:
          -     James L. Clayton -                            11,650
          -     Kevin T. Clayton -                             5,936
          -     David Booth -                                  6,099
          -     Richard D. Strachan -                          2,506
          -     Allen Morgan -                                   349
          -     All  executive  officers  as  a  group  (7)-  28,742
(2) These amounts reflect shares that could be purchased on exercise of stock options as of August 30, 2000 under the Company's stock incentive plans.
(3) Includes 1,300,161 shares held by the Clayton Family Foundation, a non-profit corporation, of which James L. Clayton is director and president.
(4) Includes 450,923 shares held in trust in which Kevin T. Clayton is a trustee, but not a beneficiary; includes 6,100 shares held in trust of which Kevin T. Clayton is a trustee and beneficiary; does not include 1,300,161 shares held by the Clayton Family Foundation of which Kevin T. Clayton is a director.

                             PRINCIPAL STOCKHOLDERS

       NAME AND ADDRESS OF               AMOUNT OF
        BENEFICIAL OWNER            BENEFICIAL OWNERSHIP   PERCENT OF CLASS
--------------------------------------------------------------------------
James L. Clayton
   P.O. Box 15169
   Knoxville, TN  37901                 38,391,420 (1)           27.9%

Pioneer Investment Management Corp.
   60 State Street
   Boston, MA  02109                     8,184,000 (2)            5.9%
--------------------------------------------------------------------------

(1)  See  table  "Security  Ownership  of  Directors  and  Officers"
(2)  As  reported  in  Schedule  13G  filed  January  3,  2000

                          STOCK  PERFORMANCE  GRAPH

This graph compares our total stockholder returns (assuming reinvestment of dividends) with Standard & Poor's Midcap 400 composite stock price index, and a "peer group" comprised of the following companies: Cavalier Homes, Inc., Champion Enterprises, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation, and Skyline Corporation.



                               [GRAPHIC  OMITED]



                  1995      1996      1997      1998      1999      2000
                ------    ------    ------    ------    ------    ------
Clayton Homes    100.00    153.26    135.43    183.74    138.98     97.90
S&P Midcap 400   100.00    121.58    149.95    190.66    223.40    261.33
Peer Group       100.00    176.67    168.83    244.83    149.10     56.39

                                  GENERAL

COMPENSATION  COMMITTEE  INSIDER  PARTICIPATION

None of the members of the Compensation Committee were officers or employees of the Company or had any relationship with the Company requiring disclosure under applicable SEC regulations during fiscal year 2000.

INSIDER  TRANSACTIONS

The Company maintains an agreement to purchase certain installment contract receivables from a business venture in which the Company had a 25% equity interest until June 29, 2000, when it acquired a 50% equity interest, and Kevin
T. Clayton is a director. The remaining 50% equity interest is owned by unrelated parties.

The Company's primary counsel is Bernstein, Stair & McAdams LLP, of which one of our directors, Thomas N. McAdams, is a partner. During fiscal 2000, payments to Bernstein, Stair & McAdams LLP from the Company did not exceed 5% of the gross revenues of Bernstein, Stair & McAdams LLP.

COMPLIANCE  WITH  SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers ("reporting persons") to file initial reports of ownership of common stock and reports of changes in ownership with the Securities and Exchange Commission. The Company assists its executive officers and directors in completing and filing those reports. The Company believes that during the last fiscal year all filing requirements applicable to its executive officers and directors were met, except for one report, disclosing one transaction for 4,000 shares, that was filed on a delayed basis by the Company on behalf of Ms. Jordan.

INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

PricewaterhouseCoopers LLP was our auditor during fiscal 2000. Representatives from the firm will be present at our annual meeting and will be available to respond to appropriate questions.

AVAILABILITY  OF  FORM  10-K  AND  ANNUAL  REPORT  TO  STOCKHOLDERS

The Company will provide without charge, at the written request of any stockholder of record on August 30, 2000, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:
CLAYTON  HOMES,  INC.
Box  15169
Knoxville,  Tennessee  37901
Attention:  Investor  Relations

STOCKHOLDER  PROPOSALS

Any stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its corporate offices no later than May 31, 2001, in order to be considered by the Board of Directors for inclusion in the Proxy Statement and form of proxy relating to such meeting.

OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before our annual meeting. However, if any other matter properly comes before the meeting or any adjournment thereof, it is intended that the person named in the enclosed Proxy will vote such Proxy on such matter in accordance with his best judgement.

SOLICITATION  BY  BOARD;  EXPENSES  OF  SOLICITATION

Our Board of Directors has sent you this proxy. Proxies may be solicited by directors, officers, or employees of the Company who will receive no additional compensation thereof. The cost of soliciting proxies, including preparation, printing, and mailing of the Proxy Statement, will be borne by the Company. The Company will reimburse brokers, custodians, and other nominees to send proxies and proxy materials to our stockholders so they can vote their shares.

                                    EXHIBIT A

                           PROPOSED AMENDMENTS TO THE
             CLAYTON HOMES, INC. 1996 OUTSIDE DIRECTORS EQUITY PLAN

     A.     Section  2  of the Clayton Homes, Inc. 1996 Outside Directors Equity
Plan  (the  "Plan")  is  amended  to  read  as  follows:

     2. Administration. The Plan shall be administered by the Board. The Board shall have authority to grant stock options upon such terms (not inconsistent with the provisions of this Plan), as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an option. Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any option may be exercised. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of stock option agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive. Neither the Board nor any member of the Board shall be liable for any act done in good faith with respect to this Plan or any agreement or option. All expenses of administering this Plan shall be borne by the Company.

     B. The fourth sentence Section 3 of the Plan is amended to read as follows:

     Options granted under the Plan shall be evidenced by stock option agreements.

     C.     Section  4  of  the  Plan  is  amended  to  read  as  follows:

     4. Eligibility. Participants under the Plan are duly elected members of the Board who are not otherwise employed by the Company and who are selected by the Board to receive an option under the Plan.

     D.     Section  5  of  the  Plan  is  amended  to  read  as  follows:

     5. Award of Options, Option Price. In accordance with the provisions of Section 4, the Board will designate each individual to whom an option is to be granted and will specify the number of shares of Common Stock subject to such awards. The price of a share of Common Stock purchased on exercise of an option shall be determined by the Board on the date of grant.

     E.     Section  6  of  the  Plan  is  amended  to  read  as  follows:

     6. Option Period. The maximum period in which an option may be exercised shall be determined by the Board on the date of grant.

     F.     The following sentence is added at the beginning of Section 7 of the
Plan:

     Each option shall be exercisable ("vested") at the time or times determined by the Board and set forth in the applicable stock option agreement.

     G.     Section  9  of  the  Plan  is  amended  to  read  as  follows:

     9. Rights in the Event of Termination. The Board shall determine a Participant's rights (if any) with respect to an option, in the event a Participant's membership on the Board terminates.

     H. The third sentence of section 12 is deleted, and the second sentence of Section 12 is amended to read as follows:

     The Plan may at any time or from time to time be terminated, modified, suspended and amended by the Board, without approval of the Shareholders.

                               CLAYTON HOMES, INC.

                         BOX 15169, Knoxville, TN  37901
                      TEL 865.380.3000     FAX 865.380.3750

              Internet:www.clayton.net     e-mail:info@clayton.net
                       Human resources:careers@clayton.net


                                                                 Appendix  A

                              CLAYTON  HOMES,  INC.

                                     PROXY

               THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders on November 1, 2000, and related Proxy Statement, and appoints Timothy Rhoades the true and lawful agent and proxy of the undersigned (the "Proxy"), having full power of substitution, to represent the undersigned and to vote all shares of Clayton Homes, Inc., owned and held by the undersigned, or which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Clayton Homes, Inc., to be held at the Clayton Homes Headquarters, 5000 Clayton Road, Maryville, TN 37804 at 10:30 a.m. EST, November 1, 2000, or any adjournment thereof.

                 (CONTINUED  AND  TO  BE  SIGNED  ON  REVERSE  SIDE.)



                                                              [SEE REVERSE SIDE]


[X]  Please  mark  your
    votes  as  in  this
    example


                                   WITHHOLD
                     FOR          AUTHORITY                                                               FOR  AGAINST  ABSTAIN
(1) ELECTION OF      [  ]            [  ]      NOMINEES: James L. Clayton  (2) ADOPT AMENDMENTS TO THE    [  ]    [  ]    [  ]
    DIRECTORS                                            B. Joe Clayton        1996 OUTSIDE DIRECTORS
                                                         Kevin T. Clayton      EQUITY PLAN
   FOR, except vote withheld from the                    Dan W. Evins      (2) IN THEIR DISCRETION, THE   [  ]    [  ]    [  ]
   following nominees                                    Wilma H. Jordan       PROXY IS AUTHORIZED TO
                                                         John J. Kalec         VOTE UPON SUCH BUSINESS
                                                         Thomas N. McAdams     AS MAY COME BEFORE THE
    ------------------------------------------           C. Warren Neel        MEETING.



                                               PLEASE CHECK BOX IF YOU PLAN [  ]
                                               TO  ATTEND  THE  ANNUAL  MEETING
                                               IN  PERSON.

                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO PROPOSAL IS MADE, THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




Signature(s)  ___________________________________  Dated:  _____________,  2000
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.